ALPS VARIABLE INVESTMENT TRUST

ALPS/Stadion Core ETF Portfolio
ALPS/Stadion Tactical Growth Portfolio
(each, a “Fund” and collectively, the “Funds”)

Supplement dated June 6, 2019
to the
Prospectus and Statement of Additional Information
dated April 30, 2019

On June 6, 2019, the Board of Trustees (the “Board”) of ALPS Variable Investment Trust (the “Trust”), based upon the recommendation of ALPS Advisors, Inc. (the “Adviser”), the investment adviser to the Funds, series of the Trust, has determined to close and liquidate the Funds. The Board concluded that it would be in the best interests of each Fund and each Fund’s shareholders that each Fund be closed and liquidated as series of the Trust, with an effective date on or about October 18, 2019 (the “Liquidation Date”).

The Board approved a Plan of Termination, Dissolution, and Liquidation (the “Plan”) that determines the manner in which the Funds will be liquidated. Pursuant to the Plan, if a Fund has not received your redemption request or other instruction prior to the close of business on the Liquidation Date, your shares will be redeemed. Please note, however, that the Funds will be liquidating their securities portfolios between June 7, 2019 and the Liquidation Date.

At any time prior to the Liquidation Date, Beneficial Owners may transfer out of a Fund consistent with the transfer provisions of the applicable variable life insurance or variable annuity product prospectus. Contract owners may transfer into any other available investment option under their policy or contract. Please see your variable product prospectus for information about other funds available for investment offered in your product. Please see your product prospectus for more information on transfers, including any restrictions on transfer into a Fund before the Liquidation Date.

All expenses incurred in connection with the transactions contemplated by the Plan, other than the brokerage commissions associated with the sale of portfolio securities, will be paid by the Adviser.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE